Exhibit 99.1

STONEPEAK CATARINA HOLDINGS LLC
By: STONEPEAK TEXAS MIDSTREAM HOLDCO LLC, its managing member
By: STONEPEAK CATARINA UPPER HOLDINGS LLC, its managing member
By: STONEPEAK INFRASTRUCTURE FUND (ORION AIV) LP, its managing member
By: STONEPEAK ASSOCIATES LLC, its general partner
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Managing Member
Date: 11/02/2021
STONEPEAK CATARINA UPPER HOLDINGS LLC
By: STONEPEAK INFRASTRUCTURE FUND (ORION AIV) LP, its managing member
By: STONEPEAK ASSOCIATES LLC, its general partner
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Managing Member
Date: 11/02/2021

STONEPEAK INFRASTRUCTURE FUND (ORION AIV) LP
By: STONEPEAK ASSOCIATES LLC, its general partner
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Managing Member
Date: 11/02/2021
STONEPEAK ASSOCIATES LLC
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Managing Member
Date: 11/02/2021

STONEPEAK GP HOLDINGS LP
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Managing Member
Date: 11/02/2021
STONEPEAK GP INVESTORS LLC
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Managing Member
Date: 11/02/2021
STONEPEAK GP INVESTORS MANAGER LLC
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Managing Member
Date: 11/02/2021
STONEPEAK TEXAS MIDSTREAM HOLDCO LLC
By: STONEPEAK ASSOCIATES LLC, its managing member
By: STONEPEAK GP HOLDINGS LP, its sole member
By: STONEPEAK GP INVESTORS LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name: Michael Dorrell
Title: Managing Member
Date: 11/02/2021